UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

Univar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on February 28, 2019, Univar Inc. (“Univar”), a Delaware corporation, completed its acquisition of Nexeo Solutions, Inc. (“Nexeo”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated September 17, 2018 (the “Agreement”), among Univar, Nexeo, Pilates Merger Sub I Corp (“Merger Sub I”), a Delaware corporation and direct wholly owned subsidiary of Univar, and Pilates Merger Sub II LLC (“Merger Sub II”), a Delaware limited liability company and a direct wholly owned subsidiary of Univar. Pursuant to the Agreement, Nexeo merged (the “Initial Merger”) with and into Merger Sub I, with Nexeo surviving the Initial Merger and subsequently merging with and into Merger Sub II, with Merger Sub II remaining as the surviving company in the subsequent merger (the “Subsequent Merger” and, collectively, the “Mergers”).

Pursuant to the Agreement, each share of Nexeo common stock, par value $0.0001 per share (the “Nexeo Common Stock”) was converted into the right to receive $3.02 in cash, plus 0.305 of a share of Univar common stock, par value $0.01 per share, with cash to be issued in lieu of fractional shares pursuant to the terms of the Agreement (collectively, the “Merger Consideration”).

Beginning on March 4, 2019, Broadridge Financial Solutions, on behalf of Merger Sub II, mailed a notice required by Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) to former stockholders of Nexeo regarding appraisal rights with respect to shares of Nexeo Common Stock. Mailing of the required notice will be completed as of March 8, 2019. Stockholders should review the notice and Section 262 of the DGCL carefully to understand their rights. Pursuant to Section 262 of the DGCL, the expiration date for former stockholders of Nexeo to exercise their appraisal rights is Thursday, March 28, 2019. If a former stockholder of Nexeo wishes to waive their appraisal rights and receive the Merger Consideration prior to March 28, 2019, such stockholder should contact their broker directly for instructions.

The information in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of Univar under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2019	UNIVAR INC.

	By:	/s/ Jeffrey W. Carr
		Name:	Jeffrey W. Carr
		Title:	Senior Vice President, General Counsel and Secretary